                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 23, 2004
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                   Spectrum Sciences & Software Holdings Corp.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                     Delaware                              80-0025175
          ----------------------------  ------------   ------------------
          (State or other jurisdiction  (Commission    (IRS Employer
                     of incorporation)  File Number)   Identification No.)

                               91 Hill Avenue NW,
                        Fort Walton Beach, Florida 32548
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (850) 796-0909
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report

ITEM 5. Other Events and Required FD Disclosure.

On January 23, 2004, Spectrum Sciences & Software Holdings Corp., a Delaware corporation (the "Registrant"), announced that it has entered into a SafeRange licensing agreement (the "Agreement") with German Air Force ("GAF") for its Engineering and Information Technology division. The Agreement calls for a one time fee of $150,000 payable by GAF. The terms are perpetual, but are terminable by the Registrant in the event GAF fails to comply with the provision of the license. The Registrant granted GAF a non-exclusive unlimited license to reproduce and disseminate copies of Spectrum's Safe-Range Program (FIT/RIM) for use by all GAF Agencies and their employees. At all times the Registrant retains the copyrights, titles and ownership of the Safe-Range Program and the written materials, regardless of the form or media in or on which the original and other copies may exist.

A copy of the press release issued by the Registrant on January 23, 2004 is attached hereto as Exhibit 99.1 and is incorporated into this Item 5 of this Current Report on Form 8-K as if fully set forth herein.

         ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)     Exhibits

         Exhibit No. Document

         99.1        Press release of the Registrant issued on January 23, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Spectrum Sciences & Software Holdings Corp.


                                By: /s/ Donal Myrick
                                  -----------------------------------------
                                    Donal Myrick
                                    President and CEO


Date:  January 23, 2004